UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 28, 2005

CEVA, INC.
(Exact name of registrant as specified in its charter)

State of Delaware	000-49842	77-0556376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150
San Jose, CA 95110
(Address of principal executive offices, including zip code)

(408) 514-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.02.    Results of Operations and Financial Condition.

On April 28, 2005, the Registrant reported its results of operations for its first quarter of fiscal 2005 and conducted a conference call to discuss such results of operations. A copy of the press release issued by the Registrant concerning the Registrant’s results of operations for its first quarter of fiscal 2005, which ended March 31, 2005, is furnished as Exhibit 99.1 and is incorporated herein by reference. A copy of the transcript of the conference call conducted by the Registrant’s management on April 28, 2005 to discuss the Registrant’s results of operations for its first quarter of fiscal 2005 is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 28, 2005.
99.2	Transcript of April 28, 2005 Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

By:	/s/ Christine Russell
Christine Russell Chief Financial Officer

Date: April 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 28, 2005
99.2	Transcript of April 28, 2005 Conference Call